                                                                    EXHIBIT 99.1

                                   OFFICE OF THE UNITED STATES TRUSTEE

In re:
 The Kushner-Locke Company

Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

DEBTOR IN POSSESSION OPERATING REPORT

                  Report Number:            14                       Page 1 of 2
                                    -------------------
            For the Period FROM:         12/1/2002
                                    -------------------
                             TO:        12/31/2002
                                    -------------------

1 Profit and Loss Statement (Accrual Basis Only)
  A.  Related to Business Operations
      Gross Sales                                                                                   $ -
                                                                                      ------------------
      Costs Related to Revenues (Film Cost Amortization)
                                                                                      ------------------
                Gross Profit                                                                                                -
                                                                                                           -------------------
      Less:  Operating Expenses
      Officer Compensation                                                   22,575
                                                                  ------------------
      Salaries and Wages - Other Employees                                   23,048
                                                                  ------------------
          Total Salaries and Wages                                                               45,623
                                                                                      ------------------
          Employee Benefits and Pensions                                                          3,378
                                                                                      ------------------
      Employer Payroll Taxes/Fees                                               338
                                                                  ------------------
      Other Taxes                                                                 -
                                                                  ------------------
          Total Taxes                                                                               338
                                                                                      ------------------
      Rent and Lease Expense (including parking)                              4,720
                                                                  ------------------
      Distribution/Delivery Expenses                                             60
                                                                  ------------------
      Interest Expense
                                                                  ------------------
      Insurance                                                                   -
                                                                  ------------------
      Automobile Expense/Mileage
                                                                  ------------------
      Utilities (incl. Phone, phone equipment, internet)                        243
                                                                  ------------------
      Depreciation and Amortization
                                                                  ------------------
      Business Equipment Leases                                                 260
                                                                  ------------------
      Business Expense reimbursement
                                                                  ------------------
      Storage Expense                                                         6,828
                                                                  ------------------
      Supplies, Office Expenses, Photocopies, etc.
                                                                  ------------------
      Bad Debts
                                                                  ------------------
      Miscellaneous Operating Expenses                                          500
                                                                  ------------------
          Total Operating Expenses                                                               61,950
                                                                                      ------------------
                Net Gain/Loss from Business Operations                                                                (61,950)
                                                                                                           -------------------
  B.  Not related to Business Operations
      Income
          Interest Income
                                                                                      ------------------
          Other Non-Operating Revenues                                                                -
                                                                                      ------------------
          Gross Proceeds on Sale of Assets                                        -
                                                                  ------------------
          Less:  Original Cost of Assets plus expenses of sale                    -
                                                                  ------------------
                Net Gain/Loss on Sale of Assets                                                       -
                                                                                      ------------------
          Total Non-Operating Income                                                                                        -
                                                                                                           -------------------
      Expenses Not Related to Business Operations
          Legal and Professional Service Fees
                                                                                      ------------------
          Other Non-Operating Expenses (Board/Trustee fees)
                                                                                      ------------------
          Total Non-Operating Expenses                                                                                      -
                                                                                                           -------------------
  NET INCOME/(LOSS) FOR PERIOD                                                                                      $ (61,950)
                                                                                                           ===================

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DEBTOR IN POSSESSION OPERATING REPORT NO: 14                         Page 2 of 2

2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                                                   Accounts          Accounts
                                                   Payable          Receivable
                                              ----------------- ------------------
Current      Under 30 days                                                      -
                                              ----------------- ------------------
Overdue         31-60 days                                    -                 -
                                              ----------------- ------------------
Overdue         61-90 days                                    -
                                              ----------------- ------------------
Overdue        91-120 days                                    -
                                              ----------------- ------------------
Overdue      Over 121 days                                    -
                                              ----------------- ------------------
         Due in the Future                                    -          1,344,833
                                              ----------------- ------------------
                     TOTAL                                    -          1,344,833
                                              ----------------- ------------------

3     Statement of Status of Payments to Secured Creditors and Lessors:

      No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

4     Tax Liability

      No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

5     Insurance Coverage                                      Carrier/           Amount of          Policy              Premium Paid
                                                             Agent Name          Coverage        Expiration Date        Through Date
                                                             ----------          --------        ---------------        ------------
Worker's Compensation (RENEWED 1/11/02)                        St. Paul         1,000,000           1/14/2003             1/14/2003
Commercial Property (RENEWED)                                  St. Paul         2,000,000           2/14/2003             2/14/2003
Errors & Omissions - Library (RENEWED)                         St. Paul         3,000,000            3/3/2003              3/3/2003
Employment Practices Liability (RENEWED-RUN OFF)            Nat'l Union         5,000,000          10/30/2003            10/30/2003

6     Questions:

      A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

            [ ]  Yes            Explain:

            [x]  No

      B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?

            [ ]  Yes            Explain:

            [x]  No

7     Statement on Unpaid Professional Fees (Postpetition Amounts Only)

      Total unpaid post-petition Professional Fees during the reporting period:
      $751,627.05

8 Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

      None.

9     Quarterly Fees:

      Paid

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.


                                        ----------------------------------------
                                        Debtor in Possession